Exhibit 32.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Rob Lee, hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. the quarterly report on Form 10-Q of Zoompass Holdings Inc., Inc. for the period ended March 31, 2017  fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Zoompass Holdings, Inc.

By:  /s/ Rob Lee
Rob Lee
Chief Executive Officer
(Principal Executive Officer)
Date:  May 15, 2017